EXHIBIT 21.1


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING NOVEMBER 30, 2000


The information which is required to be prepared with respect to the Payment Date of December 20, 2000, and with respect to the performance of the Trust during the period of November 1, 2000 through November 30, 2000 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..........        $               --
                                                                                                               --------------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..........        $               --
                                                                                                               --------------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..........        $               --
                                                                                                               --------------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..........        $               --
                                                                                                               --------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .........................        $            5.65729
                                                                                                               --------------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .........................        $            5.97396
                                                                                                               --------------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .........................        $            6.55729
                                                                                                               --------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .........................        $            8.01563
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder
       (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .........................        $            5.65729
                                                                                                               --------------------

    2.  The total amount of distribution in respect to the Class B Noteholder .........................        $            5.97396
                                                                                                               --------------------

    3.  The total amount of distribution in respect to the Class C Noteholder .........................        $            6.55729
                                                                                                               --------------------

    4.  The total amount of distribution in respect to the Class D Noteholder .........................        $            8.01563
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for
         the Monthly Period preceding such Payment Date ...............................................        $     263,873,524.92
                                                                                                               --------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date ................        $      30,093,324.77
                                                                                                               --------------------

    3.  Recoveries for the preceding Monthly Period ...................................................        $         357,727.57
                                                                                                               --------------------

    4.  The Defaulted Amount for the preceding Monthly Period .........................................        $       7,459,781.53
                                                                                                               --------------------

    5.  The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period .....................................................................        $   1,457,078,047.55
                                                                                                               --------------------

    6.  The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period .....................................................................        $   1,498,430,306.89
                                                                                                               --------------------

    7.  The total amount of Finance Charge and Administrative Receivables in the Trust as
         of the last day of the preceding Monthly Period ..............................................        $      28,760,832.52
                                                                                                               --------------------

    8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
         the last day of the preceding Monthly Period .................................................        $   1,297,068,063.00
                                                                                                               --------------------

    9.  The Transferor Interest as of the last day of the preceding Monthly Period ....................        $     201,362,243.89
                                                                                                               --------------------

    10.  The Transferor Percentage as of the last day of the preceding Monthly Period .................                       13.44%
                                                                                                               --------------------

    11.  The Required Transferor Percentage ...........................................................                        7.00%
                                                                                                               --------------------

    12.  The monthly principal payment rate for the preceding Monthly Period ..........................                      18.110%
                                                                                                               --------------------

    13.  The balance in the Excess Funding Account as of the last day of the preceding
          Monthly Period ..............................................................................        $               --
                                                                                                               --------------------

    14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
         Period preceding such Payment Date:

                                                          Percentage            Aggregate
                                                           of Total              Account
                                                          Receivables            Balance
        (a) Delinquent between 30 days and 59 days           1.688%          $ 25,773,153.03
        (b) Delinquent between 60 days and 89 days           1.022%          $ 15,611,968.69
        (c) Delinquent between 90 days and 119 days          0.862%          $ 13,163,287.67
        (d) Delinquent between 120 days and 149 days         0.694%          $ 10,597,853.36
        (e) Delinquent between 150 days and 179 days         0.542%          $  8,277,457.90
        (f) Delinquent 180 days or greater                   0.005%          $     78,725.41
                                                             -------         ----------------
        (e) Aggregate                                        4.813%          $ 73,502,446.06
                                                             =======         ================

V.  Information regarding Series 2000-B

    1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount
         of Series 2000-B as of the last day of the related Monthly Period .................                      $  600,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
         Invested Amount of Series 2000-B on the last day of the related Monthly Period ....                      $  600,000,000.00
                                                                                                                  -----------------
                                                                                               NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period ..................       1.0000          $  480,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period ..................       1.0000          $   57,000,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period ..................       1.0000          $   42,000,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period ..................       1.0000          $   21,000,000.00
                                                                                                                  -----------------

    7.  The Floating Investor Percentage with respect to the period:

    November 1, 2000 through November 15, 2000 .............................................                                  41.18%
                                                                                                                  -----------------
    November 16, 2000 through November 30, 2000 ............................................                                  40.38%
                                                                                                                  -----------------

    8.  The Fixed Investor Percentage with respect to the period:

    November 1, 2000 through November 15, 2000 .............................................                                    N/A
                                                                                                                  -----------------
    November 16, 2000 through November 30, 2000 ............................................                                    N/A
                                                                                                                  -----------------

    9.  The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date ...............................................                      $   12,321,364.72
                                                                                                                  -----------------

    10.  The Investor Default Amount for the related Monthly Period ........................                      $    3,039,015.11
                                                                                                                  -----------------

    11.  The Monthly Servicing Fee for the related Monthly Period ..........................                      $    1,000,000.00
                                                                                                                  -----------------

    12.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ...................................                                  24.64%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period .................................                                   6.08%
                                                                                                                  -----------------

        c. The Net Portfolio Yield for the related Monthly Period ..........................                                  18.56%
                                                                                                                  -----------------

        d.  The Base Rate for the related Monthly Period ...................................                                   9.00%
                                                                                                                  -----------------

        e.  The Excess Spread Percentage for the related Monthly Period ....................                                   9.56%
                                                                                                                  -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..........                                   9.43%
                                                                                                                  -----------------

           I) Excess Spread Percentage related to                   Nov-00                                                     9.56%
                                                                                                                  -----------------

           ii) Excess Spread Percentage related to                  Oct-00                                                    10.68%
                                                                                                                  -----------------

           iii) Excess Spread Percentage related to                 Sep-00                                                     8.05%
                                                                                                                  -----------------

    13.  Floating Rate Determinations:

       LIBOR for the Interest Period from November 20 through and including
        December 19, 2000 ..................................................................                                 6.6188%
                                                                                                                  -----------------

    14.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and withdraws for the
             related Payment Date) .........................................................                      $              --
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ..........                      $              --
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
             Account to be treated as Available Finance Charge Collections .................                      $              --
                                                                                                                  -----------------

    15.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ........................................................                      $              --
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
             Collections ...................................................................                      $              --
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection
             Account to be treated as Available Finance Charge Collections .................                      $              --
                                                                                                                  -----------------

    16.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ........                      $   10,500,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .......                      $   10,500,000.00
                                                                                                                  -----------------

    17.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ....                      $              --
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed
             on the Payment Date ...........................................................                      $              --
                                                                                                                  -----------------

    18.  The Monthly Principal Reallocation Amount for the related Monthly Period ..........                      $              --
                                                                                                                  -----------------



           Advanta Bank Corp.
           as Servicer

           By:     /s/  KIRK WEILER
           Name:   Kirk Weiler
           Title:  VP of Finance/Treasurer